EXHIBIT 23(M)(II) UNDER FORM N-1A
                                            EXHIBIT 1(M) UNDER ITEM 601/REG. S-K
                                   EXHIBIT A
                                       TO
                              THE HUNTINGTON FUNDS
                               DISTRIBUTION PLAN
                                 June 23, 2006

       The following classes of shares ("CLASSES") of The Huntington Funds (the "Trust") (as defined under the Plan) shall participate in the Plan effective as of the dates set forth below:

                                                            FEES
                                                 (as a percentage of average
                                               daily net asset value of shares
   NAME                            DATE           of the applicable Class)

Money Market Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Ohio Municipal Money Market Fund
   Investment A Shares             June 23, 2006          0.25

U.S. Treasury Money Market Fund
   Investment A Shares             June 23, 2006          0.25

Growth Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Ohio Tax-Free Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Fixed Income Securities Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Mortgage Securities Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Income Equity Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Short/Intermediate Fixed Income Securities Fund
   Investment A Shares             June 23, 2006          0.25

Michigan Tax-Free Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75





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                                                          FEES
                                               (as a percentage of average
                                             daily net asset value of shares
   NAME                            DATE         of the applicable Class)

Intermediate Government Income Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Florida Tax-Free Money Fund
   Investment A Shares             June 23, 2006          0.25

Dividend Capture Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Rotating Markets Fund
   Investment A Shares             June 23, 2006          0.25

International Equity Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Mid Corp America Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

New Economy Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Situs Small Cap Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75

Macro 100 Fund
   Investment A Shares             June 23, 2006          0.25
   Investment B Shares             June 23, 2006          0.75